                                                                    EXHIBIT 10.6
                     W.R. HUFF ASSET MANAGEMENT CO., L.L.C.
                          67 Park Place, Ninth Floor
                         Morristown, New Jersey  07960



                                August 18, 1998



Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

     Re:  Commitment to Purchase Stock and Warrants
          -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, W.R. Huff Asset
          --------------
Management Co., L.L.C. (the "Standby Purchaser") hereby advises you of its commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I
                                                                         -------
     hereto;

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I
                                                                         -------
     hereto; and

          (c)  if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Section 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of Existing Arch
        -------
     Common Stock and Arch Warrants underlying such unexercised Rights.

     2    Arch Class B Common Stock.   Notwithstanding anything to the contrary
          -------------------------
herein contained, if the purchases by the Standby Purchaser contemplated by
Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b)  For purposes of calculating the percentages referred to in
Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c)  Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

               (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

               (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                         -------

          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


or other transfer of Rights or Unsecured Claims, the Standby Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

     (b) Notwithstanding the provisions of clause (y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase
Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such units are not so
               -------
purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I
                                                                  -------
hereto.

     4.   The Closing.  (a) Notwithstanding anything to the contrary herein
          -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby
                            --------  ------
Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (a)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (b)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter; provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (h) if the sole reason for the failure of such condition

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) (i) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser
                            --------  -------
     may not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party or (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided,
                                                               --------
     however, that the Standby Purchaser may not assert the condition in this
     -------
     clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below, and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects (determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business; provided, however, that the Standby Purchaser may not assert the
          --------  -------
condition contained in this clause (iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a)  Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12



     have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

               (iv) Except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, the Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and 3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:


           Document                           Exhibit
 ---------------------------------            -------
                                              Hereto
                                              -------
 Merger Agreement (including all                A
 exhibits and schedules thereto)

 Buyer Disclosure Schedule                      B

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13



                  Document                           Exhibit
        ---------------------------------            -------
                                                      Hereto
                                                      ------

        Other Standby Purchase                          C
        Commitments

        Certificate of Incorporation of Arch, as        D
        amended through the date hereof

        By-laws of Arch, as amended through             E
        the date hereof

        Rights Agreement, dated as of                   F
        October 13, 1995, between Arch and
        the Bank of New York, as Rights
        Agent, as amended through the date
        hereof  (the "Rights Agreement")

        Draft of the Proxy Statement dated              G
        August 18, 1998 (the "Draft Proxy
        Statement")

        Existing Registration Rights                    H
        Agreements (as defined in Section
        9(a)(xi) below),

        Bridge Commitment Letter                        I

            (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided, however, Arch makes no representation with respect to either (A) information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;

            (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14


     definitive Proxy Statement and the Registration Statement as declared effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

               (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

               (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above, and the Arch Warrants to be issued as contemplated by Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

               (xi)   Schedule 9(a)(xi) hereto sets forth a true, complete and
                      -----------------
     correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights Agreements"), and, except as specified in Schedule 9(a)(xi) hereto, none of the Existing
                            -----------------
     Registration Rights Agreements is inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15


          (b) MobileMedia hereby represents and warrants to the Standby Purchaser that:

               (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

               (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

               (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and 2.24 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16


          (vi) True, complete and correct copies of the following documents are attached hereto as indicated:


                        Document                  Exhibit
        ---------------------------------         --------
                                                  Hereto
                                                  -------

        Merger Agreement (including all              A
        exhibits and schedules thereto)

        Other Standby Purchase                       C
        Commitments

        Company Disclosure Schedule                  J

        Agreement, dated the date hereof (the        K
        "Debtor/Committee Agreement"),
        between MobileMedia, on behalf of
        itself and the other Debtors, and the
        Committee (as defined in the Plan)

          (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material of a material fact or omits to state any material fact necessary,in light of the circumstances under which it was made, in order to make the statements therein not misleading;

          (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

          (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17

     businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

          (c) The Standby Purchaser hereby represents and warrants to each of Arch and MobileMedia that:

               (i) The Standby Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) The execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company action on the part of the Standby Purchaser;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of the Standby Purchaser, enforceable against the Standby Purchaser in accordance with its terms;

               (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement, or instrument by which the Standby Purchaser is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Standby Purchaser is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Standby Purchaser to consummate the transactions contemplated hereby;

               (v) No representation or warranty of the Standby Purchaser contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 18

     delivered by or on behalf of the Standby Purchaser pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (vi) As of the date hereof, the Standby Purchaser holds directly, or indirectly through its affiliates, separate accounts within its control or investment funds under its or its affiliates' management, the aggregate stated principal amount 93/8% Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                -------

          (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

     10.  Certain Covenants.  (a)  Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to the Standby Purchaser and its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 19


of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, or reimburse the Standby Purchaser for, on behalf of the Standby Purchaser, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal counsel) not to exceed $100,000, incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 20

acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall cease to be of any
            --------  -------
further force or effect at such time after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that (a) so
          ----------------
long as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (i) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (ii) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(iii) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan) and (b) except with respect to accounts which cease to be within the Standby Purchaser's control and investment funds which cease to be under its management, it will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto
                                                                ---------
(i) to vote for the acceptance of the Plan with respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this clause
(b) with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a)  Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 21

corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

     15.  Certain Consent Rights.  (a)  Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     16. Board Representation.  Arch hereby covenants that:  (a) on or prior to
          --------------------
the Effective Date, Arch will cause a vacancy to be created on its Board of Directors (by increasing the number of members of such Board or otherwise) and effective no later than the Effective Date will cause one person designated by the Standby Purchaser (the "Designee"), which person shall be reasonably acceptable to the Board of Directors of Arch and shall not be a director or employee of any entity that competes with Arch in the paging industry (excluding for this purpose the Personal Communications Services business), to be elected or appointed to such Board with an initial term expiring at Arch's Annual Meeting of Stockholders to be held in the year 1999; (b) so long as the Standby Purchaser beneficially owns (as a result of its

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 22


discretionary control of accounts, management discretion over investment funds or otherwise, directly or through its affiliates) capital stock of Arch representing at least (x) with respect to Arch's Annual Meeting of Stockholders to be held in the year 2002 and meetings of Arch's stockholders held prior thereto, 5.0% and (y) with respect to meetings of Arch's stockholders held thereafter 10.0%, of the outstanding voting power, Arch will (i) nominate and recommend the Designee (or another person designated by the Standby Purchaser as the Designee's successor) for election at any meeting of Arch's stockholders at which the term of the Designee or any successor thereto would otherwise expire and (ii) fill any vacancy on Arch's Board of Directors created by the death, resignation or removal of the Designee or any successor thereto with another person designated by the Standby Purchaser as the Designee's successor; and (c) so long as the Designee or any successor thereto remains on Arch's Board of Directors, Arch will permit one additional person designated by the Standby Purchaser (the "Observer") to attend all meetings of such Board as an observer and to receive copies of all documents and other materials made available to the members of such Board. The Standby Purchaser hereby acknowledges that the Designee and the Observer will be required to execute and deliver to Arch confidentiality agreements in the form executed by the existing members of Arch's Board of Directors. The commitment of the Standby Purchaser hereunder is subject to the additional condition that Arch shall have performed its covenant set forth in clause (a) of the first sentence of this Section 16.

     17.  Removal of Legends.  In the event that, following the transactions
          ------------------
contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

          (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without registration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 23

     longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement (which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following the execution thereof) with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication hereunder by personal delivery or telecopy, but no such notice or other communication will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 24


     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                              Very truly yours,

                              W.R. HUFF ASSET MANAGEMENT CO., L.L.C.

                              By: /s/ Bryan E. Bloom
                                  -----------------------------------
                              Name:   Bryan E. Bloom, Esq.
                              Its:    Attorney-in-Fact

                              Address:      67 Park Place, 9th Floor
                                            Morristown, New Jersey 07960
                                            Attn:  Cathy Markey, Esq.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 25


ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
    ---------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address: 1800 West Park Drive, Suite 250
         Westborough, MA  01581
         Attn:  Chairman and Chief
               Executive Officer

With copy to:  Hale and Dorr LLP
          60 State Street
          Boston, MA  02109
          Attn:  Jay E. Bothwick

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.


By: /s/ Joseph A. Bondi
    ---------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman - Restructuring

With copy to:  Sidley & Austin
          875 Third Avenue, Suite 1400
          New York, New York 10022
          Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                             COMMITMENT AMOUNTS
                                             ------------------
                                           (dollars in millions)

                                                   Column A         Column B         Column C       Column D
                                                  -----------  -------------------  -----------   -----------

                                                   Rights         Unexercised
                                                  Exercise         Rights             Total
                                                  Commitment      Commitment         Commitment     Commitment
Name and Address of Standby                       Amount (1)      Amount (2)          Amount        Percentage
---------------------------                       -----------    -----------        -----------   -------------
Purchasers
----------                                              -                                -
    W.R. Huff Asset Management Co., L.L.C.,          $ 39.27              $ 35.80       $ 75.07       34.60%
      as agent for its affiliates and
      discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
 $    57,847,000
-----------------
Stated Principal Amount of 10 1/2% Notes:
 $    27,970,000
----------------

     The Northwestern Mutual Life Insurance          $ 10.95              $  9.97       $ 20.92        9.64%
      Company/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$  19,776,000
-------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
--------------

    The Northwestern Mutual Life Insurance          $  2.65              $  2.42       $  5.07        2.34%
      Company for its Group Annuity Separate
      Account/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$         -0-
--------------
Stated Principal Amount of 10 1/2% Notes
$   7,000,000
--------------

_____________________
/*/ The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of
Section 6.

                                             COMMITMENT AMOUNTS
                                             ------------------
                                           (dollars in millions)

                                                   Column A         Column B         Column C       Column D
                                                  -----------  -------------------  -----------   -----------

                                                   Rights         Unexercised
                                                  Exercise         Rights             Total
                                                  Commitment      Commitment         Commitment     Commitment
Name and Address of Standby                       Amount (1)      Amount (2)          Amount        Percentage
---------------------------                       -----------     -----------        -----------   -------------
Purchases
---------                                              -                                  -
     Northwestern Mutual Series Fund, Inc. for    $   .75         $   .69            $  1.44       0.66%
      the High Yield Bond Portfolio/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------

Stated Principal Amount of 10 1/2% Notes:
$     2,000,000
------------------                                $ 29.48         $ 26.88            $ 56.36      25.97%

Credit Suisse First Boston Corporation
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
 $   32,453,000
---------------
Stated Principal Amount of 10 1/2% Notes:
 $   35,930,000
--------------

     Whippoorwill Associates, Inc., as general    $ 30.42         $ 27.72            $ 58.14      26.79%
      partner and/or agent for the parties set
      forth on Schedule A hereto in the
      percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
 $   37,855,000
---------------
Stated Principal Amount of 10 1/2% Notes:
 $   31,410,000
--------------
                         Total:                   $113.52         $103.48            $217.00     100.00%
                                                  -------         -------            -------

(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 101/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan), and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                        ANNEX II
                                                                        --------


                                  UNDERTAKING
                                  -----------


          The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                              THE OFFICIAL COMMITTEE
                              OF UNSECURED CREDITORS


                              By: /s/ Bryan E. Bloom
                                  ---------------------------------
                              Its:    Chairman

                                                                       ANNEX III
                                                                       ---------

                                VOTING AGREEMENT
                                ----------------


The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in

Schedule A attached hereto (the "Claim"), hereby acknowledges and agrees as
----------
follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4 The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.

                                    [TRANSFEREE]


                                    By:____________________________
                                         Title:


Accepted By:


_________________________
[Transferor]

                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT
                                ----------------

[Describe Claim.]

                                                               SCHEDULE 9(a)(xi)
                                                               -----------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Morocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                    for its Group Annuity Separate Account
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                                August 18, 1998


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

          Re:  Commitment to Purchase Stock and Warrants
               -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, The Northwestern
          --------------
Mutual Life Insurance Company for its Group Annuity Separate Account (the "Standby Purchaser") hereby advises you of its commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                  -------

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of Existing Arch
        -------
     Common Stock and Arch Warrants underlying such unexercised Rights.

     2.   Arch Class B Common Stock.  (a) Notwithstanding anything to the
          -------------------------
contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b) For purposes of calculating the percentages referred to in Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c) Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

               (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

               (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                         -------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale or other transfer of Rights or Unsecured Claims, the Standby Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase
Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

3(b) Rights in accordance with the percentages set forth in Column D of Annex I
                                                                        -------
hereto and (B) to the extent such units are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                                  -------

     4.   The Closing.  (a) Notwithstanding anything to the contrary herein
          -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                            --------  -------
requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (a)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (b)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter (the "Bridge Commitment Letter"); provided, however, that the Standby Purchaser
                                  --------  -------
     may not assert the condition contained in this clause (h) if the sole reason for the failure of such condition to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii) (A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

     Stock, if applicable, and the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party or (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided,
                                                               --------
     however, that the Standby Purchaser may not assert the condition in this
     -------
     clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below; and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects (determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business; provided, however, that the Standby Purchaser may not assert the
          --------  -------
condition contained in this clause (iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a) Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13


               (iv) Subject to entry of the Certification Order, and except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, the Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and
          3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                           Document             Exhibit
              -------------------------------
                                                Hereto
                                                -------

              Merger Agreement (including all     A
              exhibits and schedules thereto)

              Buyer Disclosure Schedule           B

              Other Standby Purchase              C
              Commitments

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14


                           Document                   Exhibit
              -------------------------------
                                                      Hereto
                                                      -------

              Certificate of Incorporation of Arch,      D
              as amended through the date hereof

              By-laws of Arch, as amended through        E
              the date hereof

              Rights Agreement, dated as of              F
              October 13, 1995, between Arch and
              the Bank of New York, as Rights
              Agent, as amended through the date
              hereof  (the "Rights Agreement")

              Draft of the Proxy Statement dated         G
              August 18, 1998 (the "Draft Proxy
              Statement")

              Existing Registration Rights               H
              Agreements (as defined in Section
              9(a)(xi) below),

              Bridge Commitment Letter                   I

               (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided,
                                                                  --------
          however, Arch makes no representation with respect to either (A)
          -------
          information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;

               (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the definitive Proxy Statement and the Registration Statement as declared

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15

     effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

               (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

               (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above, and the Arch Warrants to be issued as contemplated by Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

               (xi) Schedule 9(a)(xi) hereto sets forth a true, complete and
                    -----------------
     correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights Agreements"), and, except as specified in Schedule 9(a)(xi) hereto, none of the Existing
                            -----------------
     Registration Rights Agreements is inconsistent with the rights to be

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16

          granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

          (b) MobileMedia hereby represents and warrants to the Standby Purchaser that:

               (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

               (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

               (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and
          2.24 thereof), which representations and warranties shall be deemed

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17


          for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                         Document                       Exhibit
              --------------------------------
                                                        Hereto
                                                        ------

              Merger Agreement (including all             A
              exhibits and schedules thereto)

              Other Standby Purchase                      C
              Commitments

              Company Disclosure Schedule                 J

              Agreement, dated the date hereof (the       K
              "Debtor/Committee Agreement"),
              between MobileMedia, on behalf of
              itself and the other Debtors, and the
              Committee (as defined in the Plan)

               (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading;

               (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 18


          statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

          (c) The Standby Purchaser hereby represents and warrants to each of Arch and MobileMedia that:

               (i) The Standby Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) The execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Standby Purchaser;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of the Standby Purchaser, enforceable against the Standby Purchaser in accordance with its terms;

               (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby in accordance with the terms hereof

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 19


          do not and will not conflict with, violate or constitute a breach of any material contract, agreement, or instrument by which the Standby Purchaser is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Standby Purchaser is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Standby Purchaser to consummate the transactions contemplated hereby;

               (v) No representation or warranty of the Standby Purchaser contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Standby Purchaser pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (vi) As of the date hereof, the Standby Purchaser holds the aggregate stated principal amount of 9 3/8% Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                                          -------

          (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

     10.  Certain Covenants.  (a)  Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 20

the Standby Purchaser and its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, on behalf of the Standby Purchaser, or reimburse the Standby Purchaser for, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 21


counsel), incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby; provided, however, the
                                                    --------  -------
reimbursable costs and expenses of the Affiliated Standby Purchasers shall not exceed $100,000 in the aggregate.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall
                                  --------  -------
cease to be of any further force or effect at such time after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that (a) so
          ----------------
long as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (i) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (ii) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(iii) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan)

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 22

and (b) except with respect to accounts which cease to be within the Standby Purchaser's control and investment funds which cease to be under its management, it will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto (i) to vote for the acceptance of the
                        ---------
Plan with respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this clause (b) with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a)  Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 23


     15.  Certain Consent Rights.  (a)  Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.


          16.  Removal of Legends.  In the event that, following the
               ------------------
transactions contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

          (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without registration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 24


                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following execution thereof, with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication hereunder by personal delivery or telecopy, but no such notice or other communication will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 25


prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 26


     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                              Very truly yours,

                              NORTHWESTERN MUTUAL SERIES FUND, INC.
                              FOR THE HIGH YIELD BOND PORTFOLIO


                              By: /s/ Timothy S. Collins
                                  --------------------------------------
                              Name:   Timothy S. Collins
                              Its:    Vice President

                              Address: c/o The Northwestern Mutual Life
                                        Insurance Company
                                       720 E. Wisconsin Avenue
                                       Milwaukee, Wisconsin 53202
                                       Attention:  Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.


By: /s/ J. Roy Pottle
    ---------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address: 1800 West Park Drive, Suite 250
         Westborough, MA  01581
         Attn:  Chairman and Chief
                Executive Officer

With copy to:  Hale and Dorr LLP
          60 State Street
          Boston, MA  02109
          Attn:  Jay E. Bothwick

Arch Communications Group Inc.
MobileMedia Communications, Inc.
Page 27


Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.


By: /s/ Joseph A. Bondi
    ------------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ 07024
          Attn:  Chairman - Restructuring

With copy to:  Sidley & Austin
          875 Third Avenue, Suite 1400
          New York, New York 10022
          Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------



                                     COMMITMENT AMOUNTS
                                    (dollars in millions)

                                              Column A      Column B    Column C   Column D
                                             -----------  ------------  --------  -----------

                                               Rights     Unexercised    Total
                                              Exercise      Rights      Commitme
                                             Commitment   Commitment      nt      Commitment
Name and Address of Standby                  Amount (1)    Amount (2)    Amount   Percentage
---------------------------                  -----------  ------------  --------  -----------
Purchasers
----------                                        -                         -
W.R. Huff Asset Management Co., L.L.C.,         $ 39.27       $ 35.80    $ 75.07       34.60%
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8%
 Notes:  $    57,847,000
           --------------------
Stated Principal Amount of 10 1/2%
 Notes:  $    27,970,000
           --------------------

The Northwestern Mutual Life Insurance          $ 10.95       $  9.97    $ 20.92        9.64%
 Company/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
 Notes:
$  19,776,000
  --------------------
Stated Principal Amount of 10 1/2%
 Notes:
$    3,350,000
  --------------------

The Northwestern Mutual Life Insurance          $  2.65       $  2.42    $  5.07        2.34%
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
 Notes:
$         -0-
  --------------------
Stated Principal Amount of 10 1/2%
 Notes
$   7,000,000
  --------------------

____________________
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Seperate Account and Nortwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

                                    COMMITMENT AMOUNTS
                                    (dollars in millions)

                                              Column A      Column B    Column C   Column D
                                             -----------  ------------  --------  -----------

                                               Rights     Unexercised    Total
                                              Exercise      Rights      Commitme
                                             Commitment   Commitment      nt      Commitment
Name and Address of Standby                  Amount (1)    Amount (2)    Amount   Percentage
--------------------------                   -----------  ------------  --------  -----------
Purchasers
----------                                        -                         -
Northwestern Mutual Series Fund,                $   .75       $   .69    $  1.44        0.66%
 Inc. for the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
 Notes:
$          -0-
  -------------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
  --------------------

Credit Suisse First Boston Corporation          $ 29.48       $ 26.88    $ 56.36       25.97%
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8%
 Notes:  $   32,453,000
           --------------------
Stated Principal Amount of 10 1/2%
 Notes:  $   35,930,000
           --------------------
Whippoorwill Associates, Inc., as general       $ 30.42       $ 27.72    $ 58.14       26.79%
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8%
 Notes:  $   37,855,000
           --------------------
Stated Principal Amount of 10 1/2%
 Notes:  $   31,410,000
           --------------------
Total:                                          $113.52       $103.48    $217.00      100.00%
                                                -------       -------    -------

_________________
(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.


                                                                        ANNEX II
                                                                        --------


                                  UNDERTAKING
                                  -----------


          The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                                THE OFFICIAL COMMITTEE
                                OF UNSECURED CREDITORS


                                By: /s/ Bryan E. Bloom
                                    ------------------------------------
                                Its:    Chairman

                                                                       ANNEX III
                                                                       ---------


                               VOTING AGREEMENT
                               ----------------


     The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in Schedule A attached hereto (the "Claim"), hereby acknowledges and
             ----------
agrees as follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4. The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.

                                    [TRANSFEREE]


                                    By:____________________________
                                         Title:


Accepted By:


_________________________
[Transferor]

                                  SCHEDULE A
                                      TO
                               VOTING AGREEMENT
                               ----------------


[Describe Claim.]

                                                               SCHEDULE 9(a)(xi)
                                                               -----------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                     for its Group Annuity Separate Account
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202


                                August 18, 1998


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

          Re:  Commitment to Purchase Stock and Warrants
               -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, The Northwestern
          --------------
Mutual Life Insurance Company for its Group Annuity Separate Account (the "Standby Purchaser") hereby advises you of its commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I
                                                                         -------
     hereto; and

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of Existing Arch
        -------
     Common Stock and Arch Warrants underlying such unexercised Rights.

     2.   Arch Class B Common Stock.  (a) Notwithstanding anything to the
          -------------------------
contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b) For purposes of calculating the percentages referred to in Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c) Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

              (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

              (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                         -------

          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale or other transfer of Rights or Unsecured Claims, the Standby Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase
Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such units are not so
               -------
purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I
                                                                  -------
hereto.

     4.  The Closing.  (a) Notwithstanding anything to the contrary herein
         -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

to the Commitment; provided, however, that, if requested by the Standby
                   --------  -------
Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (a)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (b)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter (the "Bridge Commitment Letter"); provided, however, that the Standby Purchaser
                                  --------  -------
     may not assert the condition contained in this clause (h) if the sole reason for the failure of such condition to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii) (A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party or (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided,
                                                               --------
     however, that the Standby Purchaser may not assert the condition in this
     -------
     clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

     Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below; and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects (determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business; provided, however, that the Standby Purchaser may not assert the
          --------  -------
condition contained in this clause (iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a) Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

               (iv) Except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

     FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, t he Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and 3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:


               Document                             Exhibit
     ---------------------------------              -------
                                                    Hereto
                                                    ------

     Merger Agreement (including all                   A
     exhibits and schedules thereto)

     Buyer Disclosure Schedule                         B

     Other Standby Purchase                            C
     Commitments

     Certificate of Incorporation of Arch,             D
     as amended through the date hereof

     By-laws of Arch, as amended through               E
     the date hereof

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13

                      Document                        Exhibit
       ---------------------------------              -------
                                                      Hereto
                                                      ------

       Rights Agreement, dated as of                     F
       October 13, 1995, between Arch and
       the Bank of New York, as Rights
       Agent, as amended through the date
       hereof  (the "Rights Agreement")

       Draft of the Proxy Statement dated                G
       August 18, 1998 (the "Draft Proxy
       Statement")

       Existing Registration Rights                      H
       Agreements (as defined in Section
       9(a)(xi) below),

       Bridge Commitment Letter                          I



          (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided, however, Arch makes no representation with respect to either (A) information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;

          (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the definitive Proxy Statement and the Registration Statement as declared effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

          (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14

     (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

          (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above, and the Arch Warrants to be issued as contemplated by Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

          (xi) Schedule 9(a)(xi) hereto sets forth a true, complete and
               -----------------
     correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights Agreements"), and, except as specified in Schedule 9(a) (xi) hereto, none of the Existing
                            ------------------
     Registration Rights Agreements is inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     (b) MobileMedia hereby represents and warrants to the Standby Purchaser that:

          (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15

          (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

          (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

          (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

          (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and 2.24 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

          (vi) True, complete and correct copies of the following documents are attached hereto as indicated:



               Document                             Exhibit
     ---------------------------------              -------
                                                    Hereto
                                                    ------

     Merger Agreement (including all                   A
     exhibits and schedules thereto)

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16

               Document                             Exhibit
     ---------------------------------              -------
                                                    Hereto
                                                    ------

     Other Standby Purchase                            C
     Commitments

     Company Disclosure Schedule                       J

     Agreement, dated the date hereof (the             K
     "Debtor/Committee Agreement"),
     between MobileMedia, on behalf of
     itself and the other Debtors, and the
     Committee (as defined in the Plan)

          (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading;

          (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

          (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17

     (c) The Standby Purchaser hereby represents and warrants to each of Arch and MobileMedia that:

               (i) The Standby Purchaser is a corporation duly organized, validly existing under the laws of the State of Wisconsin and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) The execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Standby Purchaser;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of the Standby Purchaser, enforceable against the Standby Purchaser in accordance with its terms;

               (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement, or instrument by which the Standby Purchaser is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Standby Purchaser is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Standby Purchaser to consummate the transactions contemplated hereby;

               (v) No representation or warranty of the Standby Purchaser contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Standby Purchaser pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 18


               (vi) As of the date hereof, the Standby Purchaser holds the aggregate stated principal amount of 93/8 % Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                                          -------
          (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

     10.  Certain Covenants.  (a) Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to the Standby Purchaser and its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 19


          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, on behalf of the Standby Purchaser, or reimburse the Standby Purchaser for, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal counsel) incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby; provided, however, the reimbursable costs and expenses of
                     --------  -------
the Affiliated Standby Purchasers shall not exceed $100,000 in the aggregate.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall
                                  --------  -------
cease to be of any further force or effect at such time after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 20

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that (a) so
          ----------------
long as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (i) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (ii) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(iii) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan) and (b) except with respect to accounts which cease to be within the Standby Purchaser's control and investment funds which cease to be under its management, it will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto
                                                                ---------
(i) to vote for the acceptance of the Plan with respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this clause
(b) with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a) Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 21

incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

     15.  Certain Consent Rights.  (a) Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     16.  Removal of Legends.  In the event that, following the transactions
          ------------------
contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

     (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without registration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 22


                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement (which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following the execution thereof) with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication hereunder by personal delivery or telecopy, but no such notice or other communication will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 23

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 24

     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                              Very truly yours,

                              NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY
                              FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

                              By:   Northwestern Investment Mangement
                                    Company


                              By: /s/ Steven P. Swanson
                                  --------------------------------------
                              Name:   Steven P. Swanson
                              Its:    Managing Director

                              Address:  720 E. Wisconsin Avenue
                                        Milwaukee, Wisconsin 53202
                                        Attention:  Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.


By: /s/ J. Roy Pottle
    ------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address: 1800 West Park Drive, Suite 250
         Westborough, MA  01581
         Attn: Chairman and Chief
               Executive Officer

With copy to: Hale and Dorr LLP
          60 State Street
          Boston, MA  02109
          Attn:  Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 25


Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATION, INC.


By: /s/ Joseph A. Bondi
    -----------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address: Fort Lee Executive Park
         One Executive Drive, Suite 500
         Fort Lee, NJ  07024
             Attn:  Chairman - Restructuring

With copy to:  Sidley & Austin
          875 Third Avenue, Suite 1400
          New York, New York  10022
          Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------


                                         COMMITMENT AMOUNTS
                                         ------------------
                                        (dollars in millions)

                                              Column A       Column B     Column C     Column D
                                             -----------   ------------   --------     -----------

                                               Rights      Unexercised
                                              Exercise       Rights         Total
                                             Commitment    Commitment     Commitment    Commitment
                                             Amount (1)     Amount (2)     Amount       Percentage
                                             -----------   -----------    --------     -----------
Name and Address of Standby Purchasers
--------------------------------------
W.R. Huff Asset Management Co., L.L.C.,         $ 39.27       $ 35.80    $ 75.07       34.60%
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
 $    57,847,000
 ---------------
Stated Principal Amount of 10 1/2%
 Notes:  $    27,970,000
         ---------------

The Northwestern Mutual Life Insurance          $ 10.95       $  9.97    $ 20.92        9.64%
 Company/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$  19,776,000
-------------
Stated Principal Amount of 10 1/2%
 Notes:
$    3,350,000
--------------

The Northwestern Mutual Life Insurance          $  2.65       $  2.42    $  5.07        2.34%
 Company for its Group Annuity
 Separate Account/*/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$         -0-
--------------
Stated Principal Amount of 10 1/2% Notes
$   7,000,000
--------------

_____________________________________

/*/ The Northwestern Mutual Life Insurance Company, The Northwestern Mutual
 Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of
 Section 6.

                                        COMMITMENT  AMOUNTS
                                       --------------------
                                       (dollars in millions)

                                              Column A       Column B     Column C     Column D
                                             -----------   ------------   --------     -----------

                                               Rights      Unexercised
                                              Exercise       Rights         Total
                                             Commitment    Commitment     Commitment    Commitment
                                             Amount (1)     Amount (2)     Amount       Percentage
                                             -----------   -----------    --------     -----------
Name and Address of Standby Purchasers
--------------------------------------
Northwestern Mutual Series Fund, Inc. for       $   .75       $   .69    $  1.44        0.66%
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
---------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
---------------

Credit Suisse First Boston Corporation          $ 29.48       $ 26.88    $ 56.36       25.97%
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
 $   32,453,000
---------------
Stated Principal Amount of 10 1/2%
 Notes:  $   35,930,000
         --------------

Whippoorwill Associates, Inc., as general       $ 30.42       $ 27.72    $ 58.14       26.79%
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
 $   37,855,000
 --------------
Stated Principal Amount of 10 1/2%
 Notes:  $   31,410,000
         --------------
                            Total:              $113.52       $103.48    $217.00      100.00%
                                                -------        ------     ------

(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                        ANNEX II
                                                                        --------


                                  UNDERTAKING
                                  -----------


          The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                              THE OFFICIAL COMMITTEE
                              OF UNSECURED CREDITORS


                              By: /s/ Bryan E. Bloom
                                  --------------------------------
                              Its:    Chairman

                                                                       ANNEX III
                                                                       ---------


                                VOTING AGREEMENT
                                ----------------


     The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in Schedule A attached hereto (the "Claim"), hereby acknowledges and
             ----------
agrees as follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4. The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.


                                    [TRANSFEREE]



                                    By:__________________________
                                         Title:


Accepted By:


_________________________
[Transferor]

                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT
                                ----------------

[Describe Claim.]

                                                              SCHEDULE 9(a) (xi)
                                                              ------------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       for the High Yield Bond Portfolio
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

                                August 18, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

          Re:  Commitment to Purchase Stock and Warrants
               -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement");

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

(c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the
Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, Northwestern Mutual
          --------------
Series Fund, Inc. for the High Yield Bond Portfolio (the "Standby Purchaser") hereby advises you of its commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     Price payable upon exercise of Rights exercised as contemplated by clause
     (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                                       -------

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of Existing Arch
        -------
     Common Stock and Arch Warrants underlying such unexercised Rights.

     2.   Arch Class B Common Stock.  (a) Notwithstanding anything to the
          -------------------------
contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b)  For purposes of calculating the percentages referred to in
Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c)  Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

               (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

               (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                         -------

          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale or other transfer of Rights or Unsecured Claims, the Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase
Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such units are not so
               -------
purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I
                                                                  -------
hereto.

     4.   The Closing.  (a) Notwithstanding anything to the contrary herein
          -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                            --------  -------
requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

     of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (a)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (b)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter; provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (h) if the sole reason for the failure of such condition to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) (i) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser
                            --------  -------
     may not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party or (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

     decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided, however, that the Standby Purchaser may not
                      --------  -------
     assert the condition in this clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below, and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Buyer and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects (determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

ability of the Combined Company to operate its business; provided, however, that
                                                         --------  -------
the Standby Purchaser may not assert the condition contained in this clause
(iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a)  Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

               (iv) Subject to entry of the Certification Order, and except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, the Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and
          3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:


                             Document                       Exhibit Hereto
            -------------------------------------------     --------------
            Merger Agreement (including all exhibits              A
             and schedules thereto)

            Buyer Disclosure Schedule                             B

            Other Standby Purchase Commitments                    C

            Certificate of Incorporation of Arch, as              D
             amended through the date hereof

            By-laws of Arch, as amended through the               E
             date hereof

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13

                             Document                       Exhibit Hereto
            -------------------------------------------     --------------
            Rights Agreement, dated as of October 13,             F
             1995, between Arch and the Bank of New
             York, as Rights Agent, as amended
             through the date hereof  (the "Rights
             Agreement")

            Draft of the Proxy Statement dated                    G
             August 18, 1998 (the "Draft Proxy
             Statement")

            Existing Registration Rights Agreements               H
             (as defined in Section 9(a)(xi) below),

            Bridge Commitment Letter                              I

               (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided, however, Arch makes no representation with respect to either (A) information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;

                (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the definitive Proxy Statement and the Registration Statement as declared effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14

               (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

               (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and
          Section 3 above, and the Arch Warrants to be issued as contemplated by
          Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

               (xi) Schedule 9(a)(xi) hereto sets forth a true, complete and
                    -----------------
          correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights
                                               ----------------------------
          Agreements"), and, except as specified in Schedule 9(a)(xi) hereto,
          ----------
          none of the Existing Registration Rights Agreements is inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

          (b) MobileMedia hereby represents and warrants to the Standby Purchaser that:

               (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15

     execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

               (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

               (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and 2.24 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                 Document                    Exhibit Hereto
-------------------------------------------  --------------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16

          Merger Agreement (including all exhibits           A
          and schedules thereto)
          Other Standby Purchase Commitments                 C
          Company Disclosure Schedule                        J
          Agreement, dated the date hereof (the              K
          "Debtor/Committee Agreement"), between
          MobileMedia, on behalf of itself and the other Debtors, and the Committee (as defined in the Plan)

               (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading;

                (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or
     (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17

          (c) The Standby Purchaser hereby represents and warrants to each of Arch and MobileMedia that:

               (i) The Standby Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) The execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Standby Purchaser;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of the Standby Purchaser, enforceable against the Standby Purchaser in accordance with its terms;

               (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement, or instrument by which the Standby Purchaser is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Standby Purchaser is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Standby Purchaser to consummate the transactions contemplated hereby;

               (v) No representation or warranty of the Standby Purchaser contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Standby Purchaser pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 18


               (vi) As of the date hereof, the Standby Purchaser holds the aggregate stated principal amount of 9 3/8% Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                         -------

          (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

     10.  Certain Covenants.  (a)  Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to the Standby Purchaser and its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 19


such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, on behalf of the Standby Purchaser, or reimburse the Standby Purchaser for, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal counsel), incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby; provided, however, the reimbursable costs and expenses of
                     --------  -------
the Affiliated Standby Purchasers shall not exceed $100,000 in the aggregate.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 20

in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall
                                     --------  -------
cease to be of any further force or effect at such time after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that (a) so
          ----------------
long as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (i) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (ii) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(iii) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan) and (b) except with respect to accounts which cease to be within the Standby Purchaser's control and investment funds which cease to be under its management, it will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto
                                                                ---------
(i) to vote for the acceptance of the Plan with respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this clause
(b) with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a)  Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 21

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

     15.  Certain Consent Rights.  (a)  Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.


          16.  Removal of Legends.  In the event that, following the
               ------------------
transactions contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

          (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without registration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 22

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following execution thereof, with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication hereunder by personal delivery or telecopy, but no such notice or other communication will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 23

which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 24

     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                                   Very truly yours,

                                   NORTHWESTERN MUTUAL SERIES FUND, INC.
                                   FOR THE HIGH YIELD BOND PORTFOLIO


                                   By: /s/ Timothy S. Collins
                                       -------------------------------------
                                   Name:   Timothy S. Collins
                                   Its:    Vice President

                                   Address:  c/o The Northwestern Mutual Life
                                              Insurance Company
                                             720 E. Wisconsin Avenue
                                             Milwaukee, Wisconsin 53202
                                             Attention:  Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.


By: /s/ J. Roy Pottle
    -------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                  Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA  02109

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 25

               Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.


By: /s/ Joseph A. Bondi
    ------------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:       Fort Lee Executive Park
               One Executive Drive, Suite 500
               Fort Lee, NJ 07024
               Attn:  Chairman - Restructuring

With copy to:  Sidley & Austin
               875 Third Avenue, Suite 1400
               New York, New York 10022
               Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                -------------------
                                               (dollars in millions)

                                                         Column A           Column B         Column C       Column D
                                                         --------           --------         --------       --------


                                                      Rights Exercise   Unexercised Rights     Total
                                                         Commitment         Commitment       Commitment     Commitment
Name and Address of Standby Purchasers                   Amount (1)         Amount (2)         Amount       Percentage
--------------------------------------                ----------------  -------------------  ----------    ------------
W.R. Huff Asset Management Co., L.L.C., as                   $ 39.27              $ 35.80      $ 75.07          34.60%
 agent for its affiliates and discretionary
 accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$    57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    27,970,000
----------------

The Northwestern Mutual Life Insurance                       $ 10.95              $  9.97      $ 20.92           9.64%
 Company*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$  19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance                       $  2.65              $  2.42      $  5.07           2.34%
 Company for its Group Annuity Separate
 Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$         -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$   7,000,000
----------------


Northwestern Mutual Series Fund, Inc. for the                $   .75              $   .69      $  1.44           0.66%
 High Yield Bond Portfolio*

__________________
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

                                                COMMITMENT AMOUNTS
                                                -------------------
                                               (dollars in millions)

                                                         Column A           Column B         Column C       Column D
                                                         --------           --------         --------       --------


                                                      Rights Exercise   Unexercised Rights     Total
                                                         Commitment         Commitment       Commitment     Commitment
Name and Address of Standby Purchasers                   Amount (1)         Amount (2)         Amount       Percentage
--------------------------------------                ----------------  -------------------  ----------    ------------
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
-----------------
Stated Principal Amount of 10 1/2% Notes:
$     2,000,000
-----------------

Credit Suisse First Boston Corporation                       $ 29.48              $ 26.88      $ 56.36       25.97%
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
-----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
-----------------

Whippoorwill Associates, Inc., as general partner            $ 30.42              $ 27.72      $ 58.14       26.79%
 and/or agent for the parties set forth on
 Schedule A hereto in the percentages noted
 thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
-----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
-----------------

                                         Total:              $113.52              $103.48      $217.00      100.00%
                                                             -------              -------      -------

_________________
(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                        ANNEX II
                                                                        --------


                                  UNDERTAKING
                                  -----------


          The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                                   THE OFFICIAL COMMITTEE
                                   OF UNSECURED CREDITORS


                                   By: /s/ Bryan E. Bloom
                                       -------------------------------
                                   Its:    Chairman

                                                                       ANNEX III
                                                                       ---------


                               VOTING AGREEMENT
                               ----------------


     The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in Schedule A attached hereto (the "Claim"), hereby acknowledges and
             ----------
agrees as follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4. The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.

                                        [TRANSFEREE]


                                        By:____________________________
                                           Title:


Accepted By:


_________________________
[Transferor]

                                  SCHEDULE A
                                      TO
                               VOTING AGREEMENT
                               ----------------


[Describe Claim.]

                                                               SCHEDULE 9(a)(xi)
                                                               -----------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                    CREDIT SUISSE FIRST BOSTON CORPORATION
                        11 Madison Avenue, Fourth Floor
                           New York, New York  10010

                                August 18, 1998



Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

          Re:  Commitment to Purchase Stock and Warrants
               -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and
(f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, Credit Suisse First
          --------------
Boston Corporation (the "Standby Purchaser") hereby advises you of its commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause
     (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                                       -------

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I
                                -------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Section 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of
                  -------
     Existing Arch Common Stock and Arch Warrants underlying such unexercised Rights.

     2.   Arch Class B Common Stock.  (a) Notwithstanding anything to the
          -------------------------
contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b) For purposes of calculating the percentages referred to in Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c)  Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

               (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

               (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                         -------

          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale or other transfer of Rights or Unsecured Claims, the Standby Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such
                                     -------
units are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in
Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
-------

     4.   The Closing.  (a) Notwithstanding anything to the contrary herein
          -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                            --------  -------
requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (viii) of Section 9 below, which shall be disregarded for purposes of this

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

     clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter (the "Bridge Commitment Letter"); provided, however, that the Standby Purchaser
                                  --------  -------
     may not assert the condition contained in this clause (h) if the sole reason for the failure of such condition to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii) (A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) (i) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser
                            --------  -------
     may not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided,
                                                               --------
     however, that the Standby Purchaser may not assert the condition in this
     -------
     clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below, and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

(determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business; provided, however, that the Standby Purchaser may not assert the
          --------  -------
condition contained in this clause (iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a)  Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, the Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and 3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                         Document                     Exhibit Hereto
               -----------------------------------    --------------
               Merger Agreement (including all              A
               exhibits and schedules thereto)

               Buyer Disclosure Schedule                    B

               Other Standby Purchase Commitments           C

               Certificate of Incorporation of              D
               Arch, as

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12


                         Document                        Exhibit Hereto
               -----------------------------------       --------------
               amended through the date hereof                 D

               By-laws of Arch, as amended through the         E
               date hereof

               Rights Agreement, dated as of October 13,       F
               1995, between Arch and the Bank of New
               York, as Rights Agent, as amended
               through the date hereof  (the "Rights
               Agreement")

               Draft of the Proxy Statement dated              G
               August 18, 1998 (the "Draft Proxy
               Statement")

               Existing Registration Rights Agreements         H
               (as defined in Section 9(a)(xi) below),

               Bridge Commitment Letter                        I

               (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided, however, Arch makes no representation with respect to either
          --------  -------
          (A) information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;

               (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the definitive Proxy Statement and the Registration Statement as declared effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

               (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events (other than events which affect

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13


     generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

               (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above, and the Arch Warrants to be issued as contemplated by Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

               (xi)      Schedule 9(a)(xi) hereto sets forth a true, complete
                         -----------------
     and correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights Agreements"), and, except as specified in Schedule 9(a)(xi) hereto, none of the Existing
                            -----------------
     Registration Rights Agreements is inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     (b)       MobileMedia hereby represents and warrants to the Standby
     Purchaser that:

               (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14

               (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

               (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and 2.24 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:


                               Document                     Exhibit Hereto
               -------------------------------------------  --------------

               Merger Agreement (including all exhibits           A
               and schedules thereto)

               Other Standby Purchase Commitments                 C

               Company Disclosure Schedule                        J

               Agreement, dated the date hereof (the              K
               "Debtor/Committee Agreement"), between
               MobileMedia, on behalf of itself and the other Debtors, and the Committee (as defined in the Plan)

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15

               (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading;

               (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or
     (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

     (c) The Standby Purchaser hereby represents and warrants to each of Arch and MobileMedia that:

               (i) The Standby Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) The execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Standby Purchaser;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of the Standby Purchaser, enforceable against the Standby Purchaser in accordance with its terms;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16

               (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement, or instrument by which the Standby Purchaser is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Standby Purchaser is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Standby Purchaser to consummate the transactions contemplated hereby;

               (v) No representation or warranty of the Standby Purchaser contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Standby Purchaser pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

               (vi) As of the date hereof, the Standby Purchaser holds directly, or indirectly through its affiliates, separate accounts within its control or investment funds under its or its affiliates' management, the aggregate stated principal amount of 9 3/8% Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                                                      -------

          (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

     10.  Certain Covenants.  (a)  Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to the Standby Purchaser and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17

its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, on behalf of the Standby Purchaser, or reimburse the Standby Purchaser for, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal counsel), not to exceed $100,000, incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 18

or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall
                                  --------  -------
cease to be of any further force or effect at such time after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that (a) so
          ----------------
long as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (i) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (ii) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(iii) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan) and (b) except with respect to accounts which cease to be within the Standby Purchaser's control and investment funds which cease to be under its management, it will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto
                                                                ---------
(i) to vote for the acceptance of the Plan with respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this clause
(b) with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a)  Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 19


Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

     15.  Certain Consent Rights.  (a)  Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     16.  Removal of Legends.  In the event that, following the transactions
          ------------------
contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

          (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 20


     certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without recgistration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement (which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following the execution thereof) with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 21


will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 22


     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                              Very truly yours,

                              CREDIT SUISSE FIRST BOSTON CORPORATION


                              By: /s/ David J. Matlin
                                  ---------------------------------------
                              Name:   David J. Matlin
                              Its:    Managing Director

                              Address:      11 Madison Avenue
                                            New York, New York 10010
                                            Attn: David J. Matlin
                                                  Alex Lagetko

                              With copy to: Cadwalader, Wickersham & Taft
                                            100 Maiden Lane
                                            New York, New York  10038
                                            Attn: Michael J. Sage

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.


By: /s/ J. Roy Pottle
    -------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn: Chairman and Chief
                 Executive Officer

With copy to: Hale and Dorr LLP

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 23


          60 State Street
          Boston, MA  02109
          Attn: Jay E. Bothwick


Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.


By: /s/ Joseph A. Bondi
    -------------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:   Fort Lee Executive Park
           One Executive Drive, Suite 500
           Fort Lee, NJ  07024
           Attn: Chairman - Restructuring

With copy to:  Sidley & Austin
               875 Third Avenue, Suite 1400
               New York, New York 10022
               Attn: James D. Johnson

                                                                         ANNEX I
                                                                         -------


                                                          COMMITMENT AMOUNTS
                                                          ------------------
                                                         (dollars in millions)

                                                         Column A           Column B         Column C    Column D
                                                     ----------------  -------------------  ----------  -----------
                                                     Rights Exercise   Unexercised Rights     Total     Commitment
Name and Address of Standby Purchasers                  Commitment         Commitment       Commitment  Percentage
--------------------------------------                  Amount (1)         Amount (2)         Amount    -----------
                                                     ----------------  -------------------  ----------
    W.R. Huff Asset Management Co., L.L.C., as               $ 39.27         $ 35.80        $ 75.07        34.60%
 agent for its affiliates and discretionary
 accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
 $    57,847,000
 ---------------
Stated Principal Amount of 10 1/2% Notes:
 $    27,970,000
----------------

The Northwestern Mutual Life Insurance                       $ 10.95         $  9.97        $ 20.92         9.64%
 Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$  19,776,000
-------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
--------------

The Northwestern Mutual Life Insurance                       $  2.65         $  2.42        $  5.07         2.34%
 Company for its Group Annuity Separate
 Account *
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$         -0-
---------------
Stated Principal Amount of 10 1/2% Notes
$   7,000,000
----------------

Northwestern Mutual Series Fund, Inc. for the                $   .75         $   .69        $  1.44         0.66%

____________________________
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of
Section 6.

                                                         COMMITMENT AMOUNTS
                                                         ------------------
                                                        (dollars in millions)

                                                         Column A           Column B         Column C    Column D
                                                     ----------------  -------------------  ----------  -----------
                                                     Rights Exercise   Unexercised Rights     Total     Commitment
Name and Address of Standby Purchasers                  Commitment         Commitment       Commitment  Percentage
--------------------------------------                  Amount (1)         Amount (2)         Amount    -----------
                                                     ----------------  -------------------  ----------
 High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation                       $ 29.48         $ 26.88         $ 56.36       25.97%
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
 $   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
 $   35,930,000
---------------

Whippoorwill Associates, Inc., as general partner            $ 30.42         $ 27.72         $ 58.14       26.79%
 and/or agent for the parties set forth on
 Schedule A hereto in the percentages noted
 thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
 $   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
 $   31,410,000
---------------
                              Total:                         $113.52         $103.48         $217.00      100.00%
                                                             -------         -------         -------

__________________
(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan), and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise

    Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.
                                                                       ANNEX II
                                                                       --------


                                  UNDERTAKING
                                  -----------


          The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                              THE OFFICIAL COMMITTEE
                              OF UNSECURED CREDITORS


                              By: /s/ Bryan E. Bloom
                                  --------------------------------
                              Its:    Chairman

                                                                       ANNEX III
                                                                       ---------

                               VOTING AGREEMENT
                               ----------------


     The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in Schedule A attached hereto (the "Claim"), hereby acknowledges and
             ----------
agrees as follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4. The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.

                              [TRANSFEREE]


                              By:____________________________
                                    Title:


Accepted By:


_________________________
[Transferor]

                                  SCHEDULE A
                                      TO
                               VOTING AGREEMENT
                               ----------------

[Describe claim.]

                                                               SCHEDULE 9(a)(xi)
                                                               -----------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                         WHIPPOORWILL ASSOCIATES, INC.
                               11 Martine Avenue
                         White Plains, New York  10606

                                August 18, 1998



Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

          Re:  Commitment to Purchase Stock and Warrants
               -----------------------------------------

Gentlemen:

     Arch Communications Group, Inc., a Delaware corporation ("Arch"), and MobileMedia Communications, Inc., a Delaware corporation ("MobileMedia"), intend to engage in a business combination transaction (the "Combination") as part of a reorganization (the "Reorganization") of MobileMedia, MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (collectively, the "Debtors") pursuant to chapter 11 of title 11, United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"). It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of
Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

the Merger Agreement (the "Arch Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash units consisting of (A) shares of Existing Arch Common Stock and (B) Arch Warrants; (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and
(f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash.

     Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     1.   The Commitment.  In connection with the foregoing, Whippoorwill
          --------------
Associates, Inc. ("Whippoorwill"), as agent for each account, fund or entity listed in Schedule A to Annex I hereto (each, a "Whippoorwill Account" and
                        -------
collectively, the "Standby Purchaser"), hereby advises you of the Standby Purchaser's commitment (the "Commitment"), subject to the conditions set forth herein:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such Rights, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) identical units consisting of shares of Existing Arch Common Stock and Arch Warrants underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                  -------

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto identical units consisting of shares of Existing Arch
        -------
     Common Stock and Arch Warrants underlying such unexercised Rights.

     2.   Arch Class B Common Stock.  (a) Notwithstanding anything to the
          -------------------------
contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock included in the units so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (b)  For purposes of calculating the percentages referred to in
Section 2(a) above, it will be assumed that no additional Unsecured Claims are allowed after the Effective Date and all of the shares of Existing Arch Common Stock in the Creditor Stock Pool (as defined in the Plan) are distributed in accordance with the Plan to the holders of Allowed Unsecured Claims as of the Effective Date.

          (c)  Substitution of shares of Class B Common Stock as contemplated by
Section 2(a) above will be effectuated as follows:

               (i) first, to the extent that the Standby Purchaser or any Other Standby Purchaser beneficially owns shares of Existing Arch Common Stock as of the Effective Date, other than those acquired as contemplated by the Plan, the Merger Agreement, this letter agreement and the Other Standby Purchase Commitments ("Non-Plan Arch Shares"), among the Standby Purchaser and such Other Standby Purchaser pro rata based on ownership of Non-Plan Arch Shares up to an amount equal to the aggregate number of Non-Plan Arch Shares beneficially owned by them as of the Effective Date; and

               (ii) second, if necessary, among the Standby Purchaser and the Other Standby Purchasers in accordance with the percentages set forth in Column D of Annex I hereto.
                 -------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

          (d) The Standby Purchaser hereby disclaims beneficial ownership of any securities of Arch owned by the Other Standby Purchasers.

     3.   Certain Transfer Restrictions.  (a)  Subject to Section 12 below, the
          -----------------------------
Standby Purchaser may (i) sell or otherwise transfer any or all of (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed or (ii) purchase or otherwise acquire (A) Rights distributed to others in accordance with the Plan or (B) Unsecured Claims in respect of which Rights are to be distributed; provided,
                                                                   --------
however, that, with respect to clause (i) of this sentence, (X)
-------
contemporaneously with the consummation of any such sale or other transfer of Rights or Unsecured Claims, the Standby Purchaser will notify Arch and MobileMedia of the occurrence thereof and (Y) the Standby Purchaser will not consummate any such sale or other transfer unless the transferee or transferees of such Rights or Unsecured Claims shall have entered into a written agreement (a "Tracking Agreement") (I) to notify the Standby Purchaser, Arch and MobileMedia of any subsequent transfer by it of such Rights or Unsecured Claims or any Rights distributed to it in respect of such Unsecured Claims and (II) not to sell or otherwise transfer such Rights or Unsecured Claims or Rights distributed to it in respect of such Unsecured Claims, unless its transferee or transferees shall agree in writing to be bound in the same manner provided in this clause (Y) with respect to any subsequent transfer by it.

          (b)  Notwithstanding the provisions of clause (Y) of the proviso in
Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) units consisting of shares of Arch Common Stock and Arch Warrants underlying a number of unexercised Rights up to the amount of Section

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

3(b) Rights in accordance with the percentages set forth in Column D of Annex I
                                                                        -------
hereto and (B) to the extent such units are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such units pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                                         -------

     4.   The Closing.  (a) Notwithstanding anything to the contrary herein
          -----------
contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                            --------  -------
requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instruction included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment.

          (c) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall (i) specify the amounts payable at the Closing by it in satisfaction of the Commitment, (ii) specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d) may to be delivered, and (iii) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

          (d) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

     5.   Certain Conditions.  The Commitment is subject to the conditions that:
          ------------------

          (a) (i) the Confirmation Order (as defined in the Plan), in a form reasonably satisfactory to the Standby Purchaser, shall have been entered by the Bankruptcy Court (as defined in the Plan) and (ii) such Confirmation Order shall have become a Final Order (as defined in Section 5.1(h) of the Merger Agreement); provided, however, that (A) the Standby Purchaser may
                        --------  -------
     not assert the condition contained in clause (ii) above if each of the Other Standby Purchasers that is not affiliated with the Standby Purchaser (each, an "Unaffiliated Standby Purchaser"), acting in good faith, shall have waived the condition contained in Section 5(a) of the Other Standby Purchase Commitments to which such Unaffiliated Standby Purchaser is a party and (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (b) the satisfaction or, with the written consent of the Standby Purchaser, waiver of all conditions precedent to the obligations of each of the parties to the Merger Agreement contained in the Merger Agreement and all conditions precedent to the effectiveness of the Plan contained in the Plan; provided, however, that (i) the conditions contained in Section
           --------  -------
     5.1(e) and (h), Section 5.2(a), (b), (c), (d) and (e) and Section 5.3(a),
     (b), (c) and (e) of the Merger Agreement (collectively, the "Unilateral Conditions") may be waived without the written consent of the Standby Purchaser and (ii) the Standby Purchaser may not assert the condition contained in this clause (b) if the sole reason for the failure of such condition to be satisfied is the failure or the threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement) and (ii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants (the securities referred to in the foregoing clauses (i) and (ii) are referred to herein as the "Registrable Securities");

          (d) Arch shall have executed and delivered to the Standby Purchaser a registration rights agreement in the form attached as Exhibit C to the Merger Agreement (the "Registration Rights Agreement") granting the Standby Purchaser certain demand and piggyback registration rights with respect to the Registrable Securities;

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement or (ii) waivers of Unilateral Conditions) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

          (f) the representations and warranties of Arch contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (a)(v) and (a)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (a)(vii) and (a)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and Arch shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this letter agreement on or prior to the Effective Date (and Arch shall

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (f) is satisfied in all respects);

          (g) the representations and warranties of MobileMedia contained in this letter agreement shall be true and correct, in all material respects (except for the representations and warranties set forth at clauses (b)(v) and (b)(vi) of Section 9 below, which shall be true and correct in all respects, and except for the representations and warranties set forth at clauses (b)(vii) and (b)(viii) of Section 9 below, which shall be disregarded for purposes of this clause (f) insofar as they relate to financial projections), on the Effective Date, with the same effect as though such representations and warranties were made on the Effective Date, and MobileMedia shall have performed or complied with, in all material respects, its covenants required to be performed or complied with, under this letter agreement on or prior to the Effective Date (and MobileMedia shall have delivered to the Standby Purchaser a certificate to the effect that each of the conditions specified in this clause (g) is satisfied in all respects);

          (h) simultaneously with the transactions contemplated by Section 4 above, Arch shall have performed its obligation under clause (e) of Section
     1.3 of the Merger Agreement and any debt financing (other than secured bank financing) obtained by Arch to enable it to do so shall have terms no less favorable to Arch than those set forth in the Bridge Commitment Letter (the "Bridge Commitment Letter"); provided, however, that the Standby Purchaser
                                  --------  -------
     may not assert the condition contained in this clause (h) if the sole reason for the failure of such condition to be satisfied is the failure or threatened failure of the Standby Purchaser or any of its affiliates to fulfill the Commitment;

          (i) simultaneously with the transactions contemplated by Section 4 above, each of the Other Standby Purchasers shall have fulfilled its commitment under the Other Standby Purchase Commitment to which it is a party, and, if applicable, any other person having a commitment contemplated by Section 13(a) hereof shall have fulfilled such commitment;

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii) (A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

     Common Stock, if applicable, and the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants otherwise as contemplated by Section 1 and Section 3 above and the Arch Warrants contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

          (k) (i) the FCC Grant shall have been issued by the FCC and (ii) such FCC Grant shall have become a Final Order (as defined in Section 5.1(e) of the Merger Agreement); provided, however, that (A) the Standby Purchaser
                            --------  -------
     may not assert the condition contained in clause (ii) above if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition contained in Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party or (B) the Standby Purchaser may not assert the condition contained in either clause (i) or clause (ii) above if the sole reason for the failure of such condition to be satisfied is an appeal, a motion for reconsideration or similar action taken by any present or former officer of any Debtor considered or determined by the FCC to be an alleged or actual wrongdoer for purposes of the FCC Proceeding;

          (l) any applicable waiting period under the HSR Act shall have expired or been terminated early; and

          (m) Arch shall have filed with the SEC no later than Friday, August 21, 1998 a preliminary Proxy Statement which shall not include any information that a reasonable investor would consider important in determining whether to make an investment decision regarding a purchase of Existing Arch Common Stock and would view its disclosure as significantly altering the total mix of information otherwise contained therein, which information is not included in the Draft Proxy Statement; provided,
                                                               --------
     however, that the Standby Purchaser may not assert the condition in this
     -------
     clause (m) unless (i) the information with respect to which the Standby Purchaser seeks to assert such condition relates to information other than the descriptions of the Merger, the Plan and the other exhibits thereto contained in the preliminary Proxy Statement and (ii) such condition is asserted by the Standby Purchaser not later than two business days after Arch delivers to the Standby Purchaser a

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     copy of the preliminary Proxy Statement as filed with the SEC indicating the changes therein from the Draft Proxy Statement (which copy Arch will deliver as promptly as practicable following filing the same with the SEC).

The Standby Purchaser hereby acknowledges and agrees that (i) the entities with an asterisk next to their names on Annex I hereto (the "Affiliated Standby
                                   -------
Purchasers") shall be deemed to be affiliated with each other for purposes of clauses (a) and (k) above and clause (iii) of Section 6 below, and (ii) the Affiliated Standby Purchasers will act jointly with respect to any decision to waive the condition contained in any such clause and the corresponding clause contained in the Other Standby Purchase Commitments to which such Affiliated Standby Purchasers are parties (with the vote of the Affiliated Standby Purchasers holding at least 85% of the aggregate amount of Unsecured Claims held by such Affiliated Standby Purchasers to control with respect to the taking of any such action).

     6.   Additional Condition.  The Commitment is subject to the further
          --------------------
condition that there shall not have occurred between the Buyer Balance Sheet Date and the Confirmation Date, and, if the Effective Date does not occur within 90 days following the Confirmation Date, between the Buyer Balance Sheet Date and the Effective Date (i) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a material adverse effect on the business, assets (including licenses, franchise and other intangible assets), financial condition, operating income or prospects (determined in each case, where applicable, in accordance with generally accepted accounting principles and in a manner consistent with the past practices of Arch and MobileMedia) of Arch, MobileMedia and their respective subsidiaries, taken as a whole (collectively, the "Combined Company") (a "Combined Company Material Adverse Effect"), (ii) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business, or (iii) any event or events affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business; provided, however, that the Standby Purchaser may not assert the
          --------  -------
condition contained in this clause (iii) if each of the Unaffiliated Standby Purchasers, acting in good faith, shall have waived the condition in Section 6(iii) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12


     7.   Consideration for the Commitment.  In consideration for the
          --------------------------------
Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                         -----

     8.   Satisfaction of the Commitment.  The Standby Purchaser may, in its
          ------------------------------
sole discretion, satisfy the Commitment directly and/or indirectly through one or more of its affiliates, separate accounts within its control or investment funds under its or its affiliates' management.

     9.   Representations and Warranties.  (a)  Arch hereby represents and
          ------------------------------
warrants to the Standby Purchaser that:

               (i) Arch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the approval of the Buyer Charter Amendment and the Buyer Share Issuance by the Stockholders of Arch, the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Arch;

               (iii) This letter agreement constitutes the legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 13

               (iv) Except as described in Section 3.3 of the Buyer Disclosure Schedule and except for the applicable requirements of the Securities Act, the Exchange Act and any applicable state and foreign securities laws, the HSR Act, the Communications Act and the regulations of the FCC, state public utility, telecommunications or public service laws and the Bankruptcy Code, the Confirmation Order and the Amended Plan (collectively, the "Applicable Requirements"), the execution, delivery and performance of this letter agreement by Arch and the consummation by Arch of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Arch is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which Arch is subject;

               (v) Except as described in the Buyer Disclosure Schedule, the representations and warranties of Arch contained in the Merger Agreement (other than those contained in Sections 3.6, 3.7, 3.26 and 3.27 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Buyer Material Adverse Effect" or otherwise), are true and correct, except where the matters in respect of which such representations and warranties are not true and correct would not have a Buyer Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                  Document                  Exhibit
        -------------------------------     -------
                                            Hereto
                                            -------
        Merger Agreement (including all       A
        exhibits and schedules thereto)

        Buyer Disclosure Schedule             B

        Other Standby Purchase                C
        Commitments

        Certificate of Incorporation of Arch, D
        as amended through the date hereof

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 14

                  Document                      Exhibit
        -------------------------------         -------
                                                Hereto
                                                -------
        By-laws of Arch, as amended through
        the date hereof                            E

        Rights Agreement, dated as of              F
        October 13, 1995, between Arch and
        the Bank of New York, as Rights
        Agent, as amended through the date
        hereof  (the "Rights Agreement")

        Draft of the Proxy Statement dated         G
        August 18, 1998 (the "Draft Proxy
        Statement")

        Existing Registration Rights               H
        Agreements (as defined in Section
        9(a)(xi) below),

        Bridge Commitment Letter                   I



          (vii) As of the date hereof, the Draft Proxy Statement contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading; provided, however, Arch makes no representation with respect to either (A) information supplied by MobileMedia for inclusion therein or (B) the descriptions of the Merger Agreement, the Plan and the other exhibits to the Merger Agreement, and of this letter agreement and the Other Standby Purchase Commitments, contained therein;


          (viii) No representation or warranty of Arch contained in this letter agreement, and no statement relating to Arch contained in the Merger Agreement, the Buyer Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Arch pursuant to this letter agreement (including the definitive Proxy Statement and the Registration Statement as declared effective by the SEC), contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 15


     circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

               (ix) Between the Buyer Balance Sheet Date and the date hereof, there has not occurred with respect to Arch (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective business which would materially and adversely affect the ability of the Combined Company to operate its business;

               (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above, and the Arch Warrants to be issued as contemplated by Section 7 above, in each case when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversion of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

               (xi)   Schedule 9(a)(xi) hereto sets forth a true, complete and
                      -----------------
     correct list of all agreements that are in effect as of the date hereof pursuant to which the Company has granted any registration rights to any person or entity (the "Existing Registration Rights Agreements"), and, except as specified in Schedule 9(a)(xi) hereto, none of the Existing
                            -----------------
     Registration Rights Agreements is inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 16

          (b) MobileMedia hereby represents and warrants to the Standby Purchaser that:

               (i) MobileMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the entry of the Confirmation Order, has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (ii) Subject to the entry of the Confirmation Order, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MobileMedia;

               (iii) Subject to the entry of the Confirmation Order and the effectiveness of the Plan, this letter agreement constitutes the legal, valid and binding obligation of MobileMedia, enforceable against MobileMedia in accordance with its terms;

               (iv) Subject to entry of the Confirmation Order, and except as described in Section 2.3 of the Company Disclosure Schedule and except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by MobileMedia and the consummation by MobileMedia of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement or instrument by which MobileMedia is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which MobileMedia is subject;

               (v) Except as described in the Company Disclosure Schedule, the representations and warranties of MobileMedia contained in the Merger Agreement (other than those contained in Sections 2.6, 2.7, 2.23 and 2.24 thereof), which representations and warranties shall be deemed for purposes of this clause (v) not to include any qualification or limitation with respect to materiality (whether by reference to "Company Material Adverse Effect" or otherwise), are true and correct,

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 17

     except where the matters in respect of which such representations and warranties are not true and correct would not have a Company Material Adverse Effect;

               (vi) True, complete and correct copies of the following documents are attached hereto as indicated:

                   Document                          Exhibit
        -------------------------------              -------
                                                     Hereto
                                                     -------
        Merger Agreement (including all                 A
        exhibits and schedules thereto)

        Other Standby Purchase                          C
        Commitments

        Company Disclosure Schedule                     J

        Agreement, dated the date hereof (the           K
        "Debtor/Committee Agreement"),
        between MobileMedia, on behalf of
        itself and the other Debtors,  and the
        Committee (as defined in the Plan)

          (vii) As of the date hereof, the information included in the Draft Proxy Statement that was provided for inclusion therein by MobileMedia contains no untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading;

          (viii) No representation or warranty of MobileMedia contained in this letter agreement, and no statement relating to MobileMedia contained in the Merger Agreement, the Company Disclosure Schedule or any other document, certificate, or other instrument delivered or to be delivered by or on behalf of MobileMedia pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 18


     which it was or will be made, in order to make the statements herein or therein not misleading; and

          (ix) Between the Company Balance Sheet Date and the date hereof, there has not occurred with respect to MobileMedia (A) any event or events (other than events which affect generally the economy or the industry in which Arch and MobileMedia conduct their respective businesses) which has had or would have a Combined Company Material Adverse Effect or (B) any event or events involving a regulatory or statutory change and affecting generally the industry in which Arch and MobileMedia conduct their respective businesses which would materially and adversely affect the ability of the Combined Company to operate its business.

     (c) Whippoorwill, with respect to itself, and as general partner and/or agent for, each Whippoorwill Account, with respect to such Whippoorwill Account, hereby represents and warrants to each of Arch and MobileMedia that:

          (i) Whippoorwill is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has authority to execute this Agreement on behalf of each Whippoorwill Account and to cause each of them to perform its obligations hereunder and to consummate the transactions contemplated hereby;

          (ii) The execution and delivery of this letter agreement by Whippoorwill on behalf of each Whippoorwill Account, and each Whippoorwill Account's performance hereunder and the consummation by each Whippoorwill Account of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate or partnership action;

          (iii) This letter agreement constitutes the legal, valid and binding obligation of each Whippoorwill Account, enforceable against the Whippoorwill Account in accordance with its terms;

          (iv) Except for the Applicable Requirements, the execution, delivery and performance of this letter agreement by Whippoorwill on behalf of each Whippoorwill Account and the consummation by each

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 19

     Whippoorwill Account of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate or constitute a breach of any material contract, agreement or instrument by which Whippoorwill or such Whippoorwill Account is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which either Whippoorwill or any Whippoorwill Account is subject, except where such conflicts, violations or breaches, individually or in the aggregate, would not have a material adverse effect on the ability of the Whippoorwill Account to consummate the transactions contemplated hereby;

          (v) No representation or warranty of Whippoorwill or any Whippoorwill Account contained in this letter agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of Whippoorwill or any Whippoorwill Account pursuant to this letter agreement, contains or will as of the Effective Date contain any untrue statement of a material fact or omits or will as of the Effective Date omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading; and

          (vi) As of the date hereof, the Standby Purchaser holds the aggregate stated principal amount of 9 3/8% Notes and 10 1/2% Notes (as such terms are defined in the Plan) indicated under the Standby Purchaser's name and address on Annex I hereto.
                         -------

      (d) None of the representations and warranties made herein or in any certificate to be delivered as contemplated hereby will survive the Closing.

      (e) Notwithstanding any provision of this letter agreement, (i) the obligation of each Whippoorwill Account is several and not joint and limited to the Whippoorwill Account's percentage of the whole as set forth opposite its name on Schedule A to Annex I hereto, (ii) no Whippoorwill Account will have any
                      -------
liability or obligation on account of any other Whippoorwill Account's breach of this letter agreement or default hereunder, and (iii) neither Arch nor MobileMedia will have recourse against any shareholder, partner, director, officer, employee, beneficiary, trustee, agent or independent contractor (A) of Whippoorwill, in respect to any liability or obligation assumed or undertaken by Whippoorwill hereunder in its own

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 20


capacity, or (B) of any Whippoorwill Account in respect of any liability or obligation undertaken by the Whippoorwill Account hereunder.

     10.  Certain Covenants.  (a)  Each of Arch and MobileMedia (i) acknowledges
          -----------------
that the Debtors have agreed to provide to the Committee copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement, promptly after the receipt or provision thereof by or to the Debtors, as applicable, and that the Committee, pursuant to the undertaking attached as Annex II hereto, has
                                                            --------
agreed to distribute copies of the same to the Standby Purchaser and to take certain other actions and (ii) agrees that the Committee may do so.

          (b) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Registration Statement with the SEC, furnish to the Standby Purchaser and its counsel copies of the Registration Statement (including all exhibits thereto) proposed to be filed, will provide the Standby Purchaser and its counsel a reasonable opportunity to review and comment on such Registration Statement and will not file such Registration Statement if the Standby Purchaser shall reasonably object thereto within three calendar days after the receipt thereof.

          (c) Arch will deliver to the Standby Purchaser copies of the definitive Proxy Statement in the form filed with the SEC and mailed to Stockholders of Arch and the Registration Statement in the form declared effective by the SEC.

          (d) Without limiting the generality of the foregoing clause (a) of this Section 10, Arch will, before filing the Shelf Registration Statement or any pre-effective amendment thereto, furnish to the Standby Purchaser and its counsel copies of the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, proposed to be filed, will provide Standby Purchaser and its counsel with a reasonable opportunity to review and comment on the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, and will not file the Shelf Registration Statement or such pre-effective amendment thereto, as applicable, to which the Standby Purchaser or its counsel shall reasonably object within three business days after the receipt thereof. The Standby Purchaser will furnish to Arch such information regarding the Standby Purchaser and its plan and method of distribution of the Registrable Securities as Arch may reasonably request in writing in connection with the preparation of the Shelf Registration Statement.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 21


          (e) Each of Arch, MobileMedia and the Standby Purchaser will use its reasonable best efforts to obtain all approvals, waivers, consents and other authorizations required by the Applicable Requirements, including without limitation the applicable requirement of the HSR Act, necessary in connection with the performance of this letter agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby.

          (f) Arch will, as requested by the Standby Purchaser, either pay directly to the appropriate Governmental Entity, on behalf of the Standby Purchaser, or reimburse the Standby Purchaser for, any fees required to be paid by the Standby Purchaser in connection with its compliance with the applicable requirements of the HSR Act. In addition, following the Effective Date, Arch will reimburse, promptly upon written request (accompanied by appropriate supporting documentation), costs and expenses (including without limitation reasonable fees and expenses of legal counsel, including a reasonable allocation with respect to the cost of any internal counsel), not to exceed $100,000, incurred by the Standby Purchaser in connection with this letter agreement and the transactions contemplated hereby.

     11.  Certain Prohibited Transactions.  The Standby Purchaser hereby
          -------------------------------
covenants that, from and after the date hereof, so long as its commitment hereunder remains in effect, it will not sell, or enter into any agreement relating to the sale (including without limitation any short sale, equity swap or other hedge position) of, any shares of Arch capital stock or, except as otherwise expressly contemplated by this Section 11, engage in any other disposition of such shares that might negatively affect the market price of such shares; provided, however, that the foregoing provision will not apply to any
        --------  -------
agreement entered into prior to the date hereof (if not entered into in contemplation of the transactions contemplated by the Plan, the Merger Agreement or this letter agreement) or any transaction effected pursuant to the terms thereof. Notwithstanding the immediately preceding sentence, but subject to
Section 3 above and Section 12 below, the Standby Purchaser may at any time, as it may determine in its sole and absolute discretion, sell or otherwise transfer, or acquire, or enter into any agreement relating to the sale, transfer or acquisition of, Rights or Unsecured Claims. The Standby Purchaser acknowledges that it has received copies of the Rights Agreement and the amendment thereto attached as Exhibit D to the Merger Agreement (the "Rights Plan Amendment"). Arch hereby covenants that it will not, without the prior written consent of the Standby Purchaser, further amend the Rights Agreement in any manner that would eliminate or reduce the ownership thresholds applicable to the Standby Purchaser thereunder; provided, however, that this sentence shall
                                  --------  -------
cease to be of any further force or effect at such time

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 22


after the Effective Date as the Standby Purchaser ceases to beneficially own in the aggregate at least 10.0% of the outstanding shares of Existing Arch Common Stock.

     12.  Voting Agreement.  The Standby Purchaser hereby covenants that so long
          ----------------
as the Bankruptcy Court approves the Disclosure Statement not later than December 31, 1998 and the Confirmation Order is entered not later than March 31, 1999, (a) it will vote, or cause to be voted, for the acceptance of the Plan all Unsecured Claims held by it on the date fixed for determining holders of Unsecured Claims entitled to vote for acceptance or rejection of the Plan (the "Record Date"), (b) it will not withdraw or otherwise revoke, or cause to be withdrawn or otherwise revoked, such vote for the acceptance of the Plan, and
(c) it will not grant, or cause to be granted, to any other person or entity any proxy to vote with respect to any such Unsecured Claims (other than a proxy to vote for the acceptance of the Plan). Except with respect to Whippoorwill Accounts which cease to be within Whippoorwill's control and investment funds which cease to be under Whippoorwill's management, the Standby Purchaser will not, on or prior to the Record Date, sell or otherwise transfer any Unsecured Claims held by it unless the transferee shall have agreed in writing in the form attached as Annex III hereto (i) to vote for the acceptance of the Plan with
            ---------
respect to such Unsecured Claims and (ii) not to sell or otherwise transfer such Unsecured Claims unless its transferee shall agree to be bound in the same manner provided in this sentence with respect to such Unsecured Claims.

     13.  Other Standby Purchase Commitments.  (a)  Each of Arch and MobileMedia
          ----------------------------------
covenants that it will not agree to any amendment or modification to any of the letter agreements, dated the date hereof, among Arch, MobileMedia and any of the Other Standby Purchasers (the "Other Standby Purchase Commitments"), without the prior written consent of the Standby Purchaser. Notwithstanding the immediately preceding sentence, Arch and MobileMedia may, without the prior written consent of the Standby Purchaser, agree to an amendment or modification to any of the Other Standby Purchase Commitments to the extent that (i) such amendment or modification has the sole effect of reducing or eliminating the financial commitment thereunder and (ii) simultaneously therewith, a qualified institutional buyer (as such term is defined in Rule 144A promulgated under the Securities Act) reasonably acceptable to the Standby Purchaser makes a commitment in a corresponding amount on terms identical in all material respects to those set forth in such Other Standby Purchase Commitment.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 23

          (b) The Standby Purchaser will have no liability for the commitment of any Other Standby Purchaser under any Other Standby Purchase Commitments or the commitment of any other person contemplated by Section 13(a) above.

     14.  Certain Notices; Certain Information.  (a) Each of Arch and
          ------------------------------------
MobileMedia hereby covenants that it will promptly deliver to the Standby Purchaser, and the Standby Purchaser hereby covenants that it will promptly deliver to Arch and MobileMedia, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein applicable to it.

          (b) Each of Arch and MobileMedia will furnish the Standby Purchaser with such information regarding itself as the Standby Purchaser may reasonably request.

     15.  Certain Consent Rights.  (a)  Notwithstanding anything to the contrary
          ----------------------
herein contained, except as expressly contemplated by the Merger Agreement or the Plan, Arch hereby covenants that it will not take, or agree in writing to take, any action contemplated by Section 4.5(b)(ii), (iii), (iv), (viii) or (ix) of the Merger Agreement without the prior written consent of the Standby Purchaser.

          (b) Arch hereby covenants that, without the prior written consent of the Standby Purchaser, it will not, prior to the Effective Date, enter into any agreement with respect to its securities, or amend any existing agreement with respect to its securities (including without limitation the Existing Registration Rights Agreements) in any manner inconsistent with the rights to be granted to the Standby Purchaser pursuant to the Registration Rights Agreement.

     16.  Board Representation.  Arch hereby covenants that:  (a) on or prior to
          --------------------
the Effective Date, Arch will cause a vacancy to be created on its Board of Directors (by increasing the number of members of such Board or otherwise) and effective no later than the Effective Date will cause one person designated by the Standby Purchaser (the "Designee") to be elected or appointed to such Board with an initial term expiring at Arch's Annual Meeting of Stockholders to be held in the year 2000; and (b) so long as the Standby Purchaser beneficially owns (as a result of its discretionary control of accounts, management discretion over investment funds or otherwise) capital stock of Arch representing at least (x) with respect to Arch's Meeting of Stockholders to be held in the year 2003 and meetings of Arch's

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 24

stockholders held prior thereto, 5.0% and (y) with respect to meetings of Arch's stockholders held thereafter 10.0%, of the outstanding voting power, Arch will
(i) nominate and recommend the Designee (or another person designated by the Standby Purchaser as the Designee's successor) for election at any meeting of Arch's stockholders at which the term of the Designee or any successor thereto would otherwise expire and (ii) fill any vacancy on Arch's Board of Directors created by the death, resignation or removal of the Designee or any successor thereto with another person designated by the Standby Purchaser as the Designee's successor. The Standby Purchaser hereby acknowledges that the Designee will be required to execute and deliver to Arch a confidentiality agreement in the form executed by the existing members of Arch's Board of Directors. The commitment of the Standby Purchaser hereunder is subject to the additional condition that Arch shall have performed its covenant set forth in clause (a) of the first sentence of this Section 16.

     17.  Removal of Legends.  In the event that, following the transactions
          ------------------
contemplated by the Merger Agreement, the Plan and this letter agreement, any certificates evidencing securities ("Certificates") of Arch held by the Standby Purchaser bear a restrictive legend then:

          (a) if the Standby Purchaser delivers to Arch (i) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred pursuant to a registration statement that is effective under the Securities Act or (ii) a certificate, in a form reasonably satisfactory to Arch, certifying that securities evidenced by such Certificate have been transferred without registration in accordance with the requirements of Rule 144 under the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities so transferred evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend; and

          (b) if the Standby Purchaser delivers to Arch an opinion of counsel to the Standby Purchaser (which may be internal counsel to the Standby Purchaser) that, in the opinion of such counsel, such legend is not, or is no longer, required to ensure compliance with the Securities Act, Arch will, or will instruct its transfer agent to, issue upon surrender of such Certificate one or more new Certificates evidencing the securities evidenced by the Certificate so surrendered, which new Certificate or Certificates will not bear any such legend.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 25
                           *     *     *     *     *

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter agreement as indicated and return it to the undersigned. This letter agreement will become effective upon (i) the delivery to us of executed counterparts of this letter agreement by each of you and (ii) the execution and delivery of each of the Other Standby Purchase Commitments by each of the parties thereto. Once effective, this letter agreement will terminate on
(i) the date on which the Debtor Tower Agreement is terminated, unless prior to or simultaneously with such termination, MobileMedia shall have entered into a definitive agreement (which shall be comparable in form and substance to the Debtor Tower Agreement and a copy of which shall be delivered to the Standby Purchaser promptly following the execution thereof), with a bona fide third-party purchaser providing for a sale to such third party of the assets or substantially all of the assets to be sold to Pinnacle pursuant to the Debtor Tower Agreement resulting in net proceeds to MobileMedia of not less than $165.0 million (an "Acceptable Sale"), (ii) December 31, 1998, unless the Closing (as defined in the Debtor Tower Agreement) or the closing of an Acceptable Sale shall have occurred on or before such date, (iii) March 31, 1999, unless the Confirmation Order shall have been entered by the Bankruptcy Court on or before such date, (iv) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (v) if not theretofore terminated pursuant to one of the foregoing clauses, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     All notices and other communications hereunder must be in writing. Any notice or other communication hereunder will be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent via a reputable international overnight courier service, in each case to the intended recipient at the address therefor set forth on the signature page hereto. Any party hereto may give any notice or other communication hereunder by personal delivery or telecopy, but no such notice or other communication will be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     This letter agreement represents the final agreement among the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 26

agreements between the parties relating to the subject matter hereof. This letter agreement may not be amended or modified except by a written instrument signed by each of the Standby Purchaser, Arch and MobileMedia.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 27

     This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                              Very truly yours,

                              WHIPPOORWILL ASSOCIATES, INC.,
                              AS GENERAL PARTNER OF AND/OR AS AGENT FOR,
                              EACH WHIPPOORWILL ACCOUNT


                              By: /s/ David Strumwasser
                                  --------------------------------------
                              Its:    Managing Director

                              Address:   11 Martine Avenue
                                         White Plains, New York 10606
                                         Attn:  David Strumwasser


ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
    -------------------------------------
Its:    Executive Vice President and
        Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
         Westborough, MA  01581
         Attn:  Chairman and Chief
               Executive Officer

With copy to:  Hale and Dorr LLP
          60 State Street
          Boston, MA  02109
          Attn:  Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 28

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.


By: /s/ Joseph A. Bondi
    -------------------------------------
Its:    Chairman - Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman - Restructuring

With copy to:  Sidley & Austin
          875 Third Avenue, Suite 1400
          New York, New York 10022
          Attn:  James D. Johnson

                              COMMITMENT AMOUNTS
                              ------------------
                             (dollars in millions)


                                               Column A      Column B    Column C     Column D
                                              -----------  ------------  --------    -----------

                                               Rights     Unexercised    Total
                                               Exercise      Rights      Commitme
                                              Commitment   Commitment      nt       Commitment
Name and Address of Standby                    Amount (1)    Amount (2)    Amount    Percentage
--------------------------------------------  -----------  ------------  --------    -----------
Purchasers                                       -                         -
----------
Northwestern Mutual Series Fund,
 Inc. for the High Yield Bond Portfolio/*/       $   .75       $   .69    $  1.44        0.66%
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
Notes:
$          -0-
----------------------------
Stated Principal Amount of 10 1/2%
Notes:
$     2,000,000
----------------------------

Credit Suisse First Boston Corporation           $ 29.48       $ 26.88    $ 56.36       25.97%
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8%
Notes:  $   32,453,000
         -------------
Stated Principal Amount of 10 1/2%
Notes:  $   35,930,000
         -------------

Whippoorwill Associates, Inc., as general        $ 30.42       $ 27.72    $ 58.14       26.79%
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8%
Notes:  $   37,855,000
         -------------
Stated Principal Amount of 10 1/2%
Notes:  $   31,410,000
         -------------

                                       Total:    $113.52       $103.48    $217.00      100.00%
                                                 -------       -------    -------

________________________________________

(1) The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Rights Subscription Price (as defined in Schedule II to the Merger Agreement) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 101/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan), and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2) The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.
                                                                        ANNEX II
                                                                        --------


                                  UNDERTAKING
                                  -----------


               The Committee hereby undertakes to distribute to the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) copies of any and all notices, documents or information to be provided by or made available by the Debtors to Arch pursuant to the Merger Agreement or provided by or made available by Arch to the Debtors pursuant to the Merger Agreement that are received by the Committee pursuant to the Debtor/Committee Agreement as soon as practicable with its receipt thereof. The Committee hereby further undertakes to consult with the Standby Purchaser (until instructed by the Standby Purchaser to do otherwise) prior to delivering any written consent or exercising any other right of the Committee (other than the distribution of notices, documents or information to the Standby Purchaser or the Other Standby Purchasers) pursuant to the Debtor/Committee Agreement or the Plan. The Committee will not enter into any amendment to the Debtor/Committee Agreement without the prior written consent of the Standby Purchaser.

                                             THE OFFICIAL COMMITTEE
                                             OF UNSECURED CREDITORS


                                             By: /s/ Bryan E. Bloom
                                                 ------------------------------
                                             Its:    Chairman

                                                                       ANNEX III
                                                                       ---------


                                VOTING AGREEMENT
                                ----------------


     The undersigned transferee of indebtedness of MobileMedia Corporation or one of its direct or indirect subsidiaries (collectively, "MobileMedia") described in Schedule A attached hereto (the "Claim"), hereby acknowledges and
             ----------
agrees as follows:

     1. MobileMedia is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and has proposed a First Amended Joint Plan of Reorganization dated August __, 1998 (the "Amended Plan").

     2. By acquiring the Claim the undersigned may also acquire rights to vote on the adoption of the Amended Plan.

     3. As a condition of the transfer of the Claim, the undersigned hereby agrees to exercise all voting rights it may have as holder of the Claim in favor of the Amended Plan unless the Amended Plan shall have been withdrawn.

     4. The undersigned agrees that it shall not subsequently transfer the Claim or any portion thereof unless and until it obtains from its transferee a Voting Agreement identical to the form hereof.

     IN WITNESS HEREOF, the undersigned transferee has executed this Voting Agreement this _____ day of __________, 199_.

                                    [TRANSFEREE]


                                  By:____________________________
                                       Title:


Accepted By:


_________________________
[Transferor]

                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT
                                ----------------


[Describe Claim.]

                                                            SCHEDULE 9(a)(xi)
                                                            -----------------

Existing Registration Rights Agreement
--------------------------------------

(1) Registration Rights Agreement, dated as of June 24, 1998, by and among Arch Communications Group, Inc., Sandler Capital Partner, IV, L.P., Sandler Capital Partners IV FTE, L.P. Harvey Sandler, John Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, The Georgica International Fund Limited, Aspen Partners and Consolidated Press International Limited, as amended

(2) Registration Rights Agreement, dated as of June 29, 1998, Arch Communications Group, Inc. Adelphia Communications Corporation and Lisa-Gaye Shearing

Inconsistencies:
---------------

The provisions of the Registration Rights Agreement listed at (2) above are inconsistent in certain respects with the provisions of the Registration Rights Agreement.

                                                                         ANNEX I
                                                                         -------


                                      COMMITMENT AMOUNTS
                                   -----------------------
                                    (dollars in millions)
                                   -----------------------
                                               Column A      Column B    Column C   Column D
                                              -----------  ------------  --------  -----------

                                                Rights     Unexercised    Total
                                               Exercise      Rights      Commitme
                                              Commitment   Commitment      nt       Commitment
Name and Address of Standby                   Amount (1)    Amount (2)    Amount    Percentage
---------------------------                   -----------  ------------  --------   -----------
Purchasers
----------                                          -                        -
  W.R. Huff Asset Management Co., L.L.C.,        $ 39.27       $ 35.80    $ 75.07       34.60%
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8%
 Notes:  $    57,847,000
         ---------------
Stated Principal Amount of 10 1/2%
 Notes:  $    27,970,000
         ---------------

The Northwestern Mutual Life Insurance           $ 10.95       $  9.97    $ 20.92        9.64%
 Company*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
 Notes:
$  19,776,000
-------------
Stated Principal Amount of 10 1/2%
 Notes:
$    3,350,000
--------------

The Northwestern Mutual Life Insurance           $  2.65       $  2.42    $  5.07        2.34%
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8%
 Notes:
$         -0-
---------------
Stated Principal Amount of 10 1/2%
 Notes
$   7,000,000
---------------

_______________________

* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of
Section 6.